Vanguard® Long-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (98.3%)
U.S. Government Securities (88.4%)
	United States Treasury Note/Bond	4.500%	5/15/38	3,000	2,820
	United States Treasury Note/Bond	3.500%	2/15/39	3,000	2,480
	United States Treasury Note/Bond	4.250%	5/15/39	7,700	6,947
[1]	United States Treasury Note/Bond	4.500%	8/15/39	10,000	9,272
	United States Treasury Note/Bond	4.375%	11/15/39	18,600	16,943
	United States Treasury Note/Bond	4.625%	2/15/40	27,000	25,304
	United States Treasury Note/Bond	1.125%	5/15/40	69,650	37,916
	United States Treasury Note/Bond	4.375%	5/15/40	1,500	1,362
[1]	United States Treasury Note/Bond	1.125%	8/15/40	91,800	49,543
	United States Treasury Note/Bond	3.875%	8/15/40	44,791	38,030
	United States Treasury Note/Bond	1.375%	11/15/40	81,900	46,120
	United States Treasury Note/Bond	4.250%	11/15/40	31,000	27,575
[1]	United States Treasury Note/Bond	1.875%	2/15/41	105,800	65,166
[1]	United States Treasury Note/Bond	4.750%	2/15/41	41,400	39,162
	United States Treasury Note/Bond	2.250%	5/15/41	103,700	67,940
	United States Treasury Note/Bond	4.375%	5/15/41	15,363	13,855
	United States Treasury Note/Bond	1.750%	8/15/41	108,390	64,289
	United States Treasury Note/Bond	3.750%	8/15/41	24,770	20,490
	United States Treasury Note/Bond	2.000%	11/15/41	113,200	70,043
	United States Treasury Note/Bond	3.125%	11/15/41	21,900	16,459
	United States Treasury Note/Bond	2.375%	2/15/42	43,500	28,710
	United States Treasury Note/Bond	3.125%	2/15/42	38,500	28,863
	United States Treasury Note/Bond	3.000%	5/15/42	18,800	13,762
	United States Treasury Note/Bond	3.250%	5/15/42	66,780	50,836
	United States Treasury Note/Bond	2.750%	8/15/42	17,000	11,889
	United States Treasury Note/Bond	3.375%	8/15/42	46,000	35,578
	United States Treasury Note/Bond	2.750%	11/15/42	5,400	3,761
	United States Treasury Note/Bond	4.000%	11/15/42	32,900	27,872
	United States Treasury Note/Bond	3.125%	2/15/43	34,111	25,210
	United States Treasury Note/Bond	3.875%	2/15/43	51,000	42,394
	United States Treasury Note/Bond	2.875%	5/15/43	60,046	42,436
	United States Treasury Note/Bond	3.875%	5/15/43	10,000	8,300
	United States Treasury Note/Bond	4.375%	8/15/43	10,000	8,913
	United States Treasury Note/Bond	3.750%	11/15/43	42,557	34,517
	United States Treasury Note/Bond	3.625%	2/15/44	26,000	20,621
	United States Treasury Note/Bond	3.375%	5/15/44	29,500	22,425
	United States Treasury Note/Bond	3.125%	8/15/44	59,449	43,230
	United States Treasury Note/Bond	3.000%	11/15/44	64,651	45,882
	United States Treasury Note/Bond	2.500%	2/15/45	56,900	36,683
	United States Treasury Note/Bond	3.000%	5/15/45	40,205	28,395
	United States Treasury Note/Bond	2.875%	8/15/45	57,963	39,886
	United States Treasury Note/Bond	3.000%	11/15/45	32,100	22,555

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	2.500%	2/15/46	29,295	18,616
	United States Treasury Note/Bond	2.500%	5/15/46	810	513
	United States Treasury Note/Bond	2.250%	8/15/46	45,600	27,289
	United States Treasury Note/Bond	2.875%	11/15/46	19,969	13,569
	United States Treasury Note/Bond	3.000%	2/15/47	39,998	27,774
	United States Treasury Note/Bond	3.000%	5/15/47	2,636	1,828
	United States Treasury Note/Bond	2.750%	8/15/47	25,230	16,612
	United States Treasury Note/Bond	2.750%	11/15/47	22,690	14,919
	United States Treasury Note/Bond	3.125%	5/15/48	13,000	9,181
	United States Treasury Note/Bond	3.000%	8/15/48	27,533	18,950
	United States Treasury Note/Bond	3.375%	11/15/48	3,561	2,633
	United States Treasury Note/Bond	3.000%	2/15/49	37,920	26,076
[2]	United States Treasury Note/Bond	2.875%	5/15/49	94,761	63,549
	United States Treasury Note/Bond	2.250%	8/15/49	40,800	23,804
	United States Treasury Note/Bond	2.375%	11/15/49	58,400	35,058
	United States Treasury Note/Bond	2.000%	2/15/50	72,500	39,660
	United States Treasury Note/Bond	1.250%	5/15/50	87,200	38,314
	United States Treasury Note/Bond	1.375%	8/15/50	117,797	53,561
	United States Treasury Note/Bond	1.625%	11/15/50	115,012	56,266
	United States Treasury Note/Bond	1.875%	2/15/51	126,600	66,425
	United States Treasury Note/Bond	2.375%	5/15/51	84,800	50,496
	United States Treasury Note/Bond	2.000%	8/15/51	119,000	64,316
	United States Treasury Note/Bond	1.875%	11/15/51	88,700	46,249
	United States Treasury Note/Bond	2.250%	2/15/52	113,000	65,028
[1]	United States Treasury Note/Bond	2.875%	5/15/52	89,000	59,380
	United States Treasury Note/Bond	3.000%	8/15/52	73,500	50,405
	United States Treasury Note/Bond	4.000%	11/15/52	81,800	68,354
	United States Treasury Note/Bond	3.625%	2/15/53	81,700	63,649
	United States Treasury Note/Bond	3.625%	5/15/53	61,700	48,078
	United States Treasury Note/Bond	4.125%	8/15/53	44,000	37,634
					2,352,620
Agency Bonds and Notes (6.5%)
[3]	Fannie Mae Principal Strip	0.000%	8/6/38	36,000	15,999
	Federal Farm Credit Banks Funding Corp.	3.820%	6/15/37	25,000	20,883
	Federal Farm Credit Banks Funding Corp.	4.000%	9/8/37	25,000	21,224
[3]	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	14,520
[3]	Federal Home Loan Mortgage Corp.	0.000%	11/15/38	14,465	6,332
[1,3]	Federal National Mortgage Assn.	0.000%	11/15/30	49,591	34,099
[3]	Freddie Mac Principal Strips	0.000%	3/15/31	68,687	46,366
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	20,000	14,368
					173,791
Conventional Mortgage-Backed Securities (3.0%)
[3,4,5]	UMBS Pool	2.000%	12/13/53	39,750	29,191
[3,4,5]	UMBS Pool	2.500%	12/13/53	66,250	50,811
					80,002
Nonconventional Mortgage-Backed Securities (0.4%)
[4]	Ginnie Mae REMICS	1.100%	1/20/51	12,942	8,817
Total U.S. Government and Agency Obligations (Cost $3,569,900)					2,615,230

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[6]	Vanguard Market Liquidity Fund (Cost $15,613)	5.420%	156,153	15,614
Total Investments (98.9%) (Cost $3,585,513)				2,630,844
Other Assets and Liabilities—Net (1.1%)				30,581
Net Assets (100%)				2,661,425
Cost is in $000.
1	Securities with a value of $1,406,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $7,298,000 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2023.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2023	512	53,492	78
Ultra Long U.S. Treasury Bond	December 2023	1,425	160,402	(17,778)
				(17,700)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2023	(1,461)	(155,117)	3,548
Long U.S. Treasury Bond	December 2023	(261)	(28,563)	1,084
Ultra 10-Year U.S. Treasury Note	December 2023	(174)	(18,936)	(33)
				4,599
				(13,101)
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At October 31, 2023, counterparties had deposited in segregated accounts securities with a value of $658,000 in connection with TBA transactions.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).

E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,615,230	—	2,615,230
Temporary Cash Investments	15,614	—	—	15,614
Total	15,614	2,615,230	—	2,630,844
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,710	—	—	4,710
Liabilities
Futures Contracts[1]	17,811	—	—	17,811
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.